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                      Supplement dated March 9, 2004 to the
           Statement of Additional Information dated November 7, 2003 of the following E*TRADE Funds:

                        E*TRADE International Index Fund
                         E*TRADE Russell 2000 Index Fund
                           E*TRADE S&P 500 Index Fund
                          E*TRADE Technology Index Fund

     The following section is added after the first full paragraph on page 5 of the Statement of Additional Information ("SAI") immediately prior to the heading "Exchange Traded Funds":

Depositary Receipts

The International Fund may purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying foreign securities. EDRs and GDRs are issued by European financial institutions. Certain institutions issuing depositary receipts may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer. Investments in these types of securities involve similar risks to investments in foreign securities.

Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts in which the International Fund may invest are typically denominated in U.S. dollars, but may be denominated in other currencies. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities. For purposes of the International Fund's investment policies and limitations, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

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     The following sentence replaces the first sentence of the first paragraph under the heading "Exchange Traded Funds" on page 5 of the SAI:

Each Fund may purchase shares of exchange traded funds ("ETFs") and the International Fund may purchase shares of ETFs that replicate the performance of the MSCI EAFE Index in seeking to achieve its investment objective. ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index.

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     The following paragraph replaces the paragraph under the heading
"Investment Company Securities" on page 15 of the SAI:

Each Fund may invest in securities issued by other open-end management investment companies that principally invest in securities of the type in which each Fund invests as permitted by the 1940 Act. As a shareholder of another investment company, such as an ETF, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees and administrative expenses. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Except as described below, each Fund currently intends to limit its investments in securities issued by other investment companies (including, but not limited to, ETFs) so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Pursuant to an order issued by the SEC, and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Each Fund may also purchase shares of exchange-listed closed-end funds and ETFs. See also the earlier discussion under "Exchange Traded Funds" and the discussion of the International Fund under the section titled "Foreign Securities - Investment Companies."

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     The following two paragraphs replace the fifth paragraph on page 22 of the
SAI:

The International Fund will provide its shareholders with at least 60 days' notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the index that the Fund tracks.

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Effective May 10, 2004, the following paragraph replaces the paragraph above:
The International Fund will provide its shareholders with at least 60 days' notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in a representative sample of common stocks of issuers that comprise the MSCI EAFE Index (including depositary receipts of such issuers) and other investments that replicate the performance of the MSCI EAFE Index

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     In addition, the following non-fundamental operating restriction replaces the International Fund's non-fundamental operating restriction regarding Section 12(d)(1), which is currently disclosed on page 21 of the SAI:

1. [International Fund] may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act or in reliance on exemptive relief granted by the SEC regarding the requirements of Section 12(d)(1) of the 1940 Act.